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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): April 29, 2004



                            ATLANTIC BANCGROUP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


        Florida                      001-15061                   59-3543956
        -------                      ---------                   ----------
(State or other jurisdiction    Commission File Number      (I.R.S. Employer
     Of incorporation)                                       Identification No.)




                             1315 South Third Street
                        Jacksonville Beach, Florida 32250
                        ---------------------------------
                    (address of principal executive offices)
                  Registrant's telephone number: (904) 247-9494








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ITEM 7. Item 7. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being furnished with this Report:

99.1    Press Release (solely furnished and not filed for purposes of Item 12).

ITEM 12.          Results of Operation and Financial Condition

On April 29, 2004, Atlantic BancGroup, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.


Date:   April 29, 2004
                                       Atlantic BancGroup, Inc.
                                       -----------------------------------------
                                       (Registrant)


                                       By:/s/ Barry W. Chandler
                                          --------------------------------------
                                           Barry W. Chandler
                                           President and Chief Executive Officer